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                                  EXHIBIT 99.1

                            PRENTISS PROPERTIES TRUST
                        3890 W. NORTHWEST HWY., SUITE 400
                               DALLAS, TEXAS 75220

                                 August 14, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Prentiss Properties Trust
Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

Very truly yours,

Prentiss Properties Trust

By:      /s/ Gregory S. Imhoff
--------------------------------
Gregory S. Imhoff
Senior Vice President and Secretary